Corporate Presentation June 2024 Developing Therapeutic Antibodies Targeting Allergic, Inflammatory and Proliferative Disease Exhibit 99.1

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(“Allakos,” the “Company,” “we” or “our”); estimated lirentelimab closeout, severance and other costs; the timing of payment of restructuring expenditures; estimated ending 2024 cash, cash equivalents and investments; estimated cash runway; business strategy; plans and objectives for future operations; our expectations regarding the potential benefits, activity, effectiveness and safety of our product candidates; our expectations with regard to the initiation, design, timing and results of our clinical studies, preclinical studies and research and development programs, including the timing and availability of data from such studies; our preclinical, clinical and regulatory development plans for our product candidates; and our anticipated milestones are forward-looking statements. Allakos has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. 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Allakos Opportunity Novel Target Milestones 3Q24 – Report safety, PK, and PD results from the Phase 1 trial of subcutaneous AK006 in healthy volunteers YE24 – Report topline Phase 1 data of AK006 in patients with CSU AK006 (anti-Siglec-6 mAb) selectively inhibits multiple modes of mast cell activation Inhibits IgE-dependent and IgE-independent mast cell activation pathways, including IgE, KIT and MRGPRX2 Depletes mast cells by ADCP in the presence of activated macrophages Upcoming Data Catalysts and Expected Milestones AK006 has the potential to treat a broad range of mast cell driven diseases AK006 to be tested in Chronic Spontaneous Urticaria (CSU) and one additional proof-of-concept study Significant Need for New Agents

Mast Cells Are Key Drivers of Inflammatory Disease IL-13

Leveraging the Native Inhibitory Function of Siglecs on Mast Cells Activated State Siglec-Mediated Inhibition Mast cells can be activated by numerous receptors leading to mast cell degranulation and release of histamine, TNFα and other inflammatory mediators Activation of Siglec-6 with an agonistic antibody activates inhibitor machinery inside cell which attenuates activating signals SOURCE: O’Sullivan J et al. Seminars in Immunology. 2023 Jul; 4; 69:101799

AK006 is Engineered for Deep Mast Cell Inhibition AK006 is a Siglec-6 mAb that selectively inhibits mast cells and reduces their numbers Engineered for deep mast cell inhibition Reduces mast cells via ADCP in presence of activated macrophages AK006 inhibits multiple mast cell activation pathways including IgE, IL-33, KIT, C5a and MRGPRX2 The Phase 1 study of AK006 consists of single and multiple ascending doses administered in healthy volunteers, followed by a randomized, double-blind, placebo-controlled, CSU cohort AK006 (Anti-Siglec-6)

Program Indication Discovery Preclinical Phase 1 Phase 2 Phase 3 Milestone AK006 (Anti-Siglec-6) Healthy Volunteers & CSU Expected SC results from healthy volunteers in 3Q24; Expected CSU results at YE24 AK068 (Siglec-6/Siglec-8 Bispecific) Inflammatory Diseases Ongoing T Cell Immunomodulatory Receptors Inflammatory Diseases Ongoing AK007 (Anti-Siglec-10) Immuno-Oncology Ongoing Allakos Pipeline

Mast Cells Play a Significant Role in Many Diseases Mast Cell Activation Syndrome Indolent Systemic Mastocytosis Chronic Urticaria Atopic Dermatitis Eosinophilic Gastritis Eosinophilic Esophagitis Eosinophilic Duodenitis Ulcerative Colitis Vernal Keratoconjunctivitis GASTROINTESTINAL DISEASES OPHTHALMIC DISEASES RESPIRATORY DISEASES SKIN DISEASES MULTI-ORGAN DISEASES Atopic Keratoconjunctivitis Asthma Perennial Allergic Conjunctivitis Chronic Obstructive Pulmonary Disease Idiopathic Pulmonary Fibrosis Prurigo Nodularis Crohn’s Disease

AK006: Siglec-6 mAb that Selectively and Potently Inhibits Mast Cells

Siglec-6 is a more potent inhibitory receptor than Siglec-8 Siglec-6 regulates more cellular processes than Siglec-8: Signal Transduction Transcription Translation Cellular metabolism Degranulation AK006 has two key attributes Long residence time on the cell surface which correlates to increased inhibitory activity Antibody Dependent Cellular Phagocytosis (ADCP) AK006 Targets a Different Receptor Than AK002 with Different Underlying Biology Siglec-6 Biology and AK006

Siglec-6 and Siglec-8 Differentially Interact with Proteins that Regulate Mast Cell Activity Gray lines represent direct interaction Cytokine Signaling Protein Processing (Translation) TGFb Signaling Interferon-Related Cytoplasmic Transport Mitochondrial Translocation Ubiquitin Activity (Protein Degradation) Pyrophosphate Metabolism (Cellular Metabolism/ATP) Serine/Threonine Phosphatases (Signal Transduction) Pyruvate Metabolism (Cellular Metabolism) SOURCE: Korver, W. et al Allergy 2024.

AK006 was Designed to Drive Deep Mast Cell Inhibition AK002 AK006 Mast cell inhibition for AK002 and AK006 requires Fc-Fc𝛾 receptor interaction Binding of AK006 leads to minimal receptor internalization, resulting in greater mast cell inhibition AK006 displays a high residence time on mast cells which is associated with optimal inhibition AK006 induces antibody dependent cellular phagocytosis

13

AK006 Displays Greater Mast Cell Inhibition than AK002 in Preclinical Studies

IgE Activation



AK006
AK002
% CD63+ Mast Cells
35
30
25
20
15
10
5
0
Baseline Expression
0
0.001
0.01
0.1
1
10
mAb (µg/mL)

n=3 human donors

KIT Activation



Peritoneal Mast Cells
****
% MC Inhibition (CD63 MFI)
150
100
50
0
AK002
AK006

**** $p < 0.0001$, n=8-14 mice/group

MRGPRX2 Activation



Lesional Monocytes
***
% Inhibition (Skin Monocytes)
100
80
60
40
20
0
AK002
AK006

*** $p < 0.001$, n=7-8 mice/group

AK006 inhibits IgE-dependent and IgE–independent modes of mast cell activation better than AK002

SOURCE: Korver, W. et al *Allergy* 2024; Benet Z, et al. AAAAI 2024 Presentation.

Allakos

14

AK006 Reduces Human Mast Cells via Antibody-Dependent Cellular Phagocytosis in Preclinical Studies

In Vitro ADCP Assay


Human MCs labeled with CellTrace
Incubate with mAbs for 4hrs
Quantify Percent CellTrace⁺ Macrophages by Flow Cytometry
Human Macrophages


100
80
60
40
20
0
% Phagocytosis
Isotype
AK006
0.00
0.01
0.05
0.10
0.50
1.00
5.00
10.00
mAb (µg/mL)

Ex Vivo Human Tissue Mast Cells


Mast Cells in Tissue
125
100
75
50
25
0
% Mast Cells Remaining
*
Isotype
AK006
AK002
-
IFNγ Activated Macrophages
+
IFNγ Activated Macrophages

* $p < 0.05$; n=3 human donors

In addition to mediating broad inhibition, AK006 can reduce mast cell numbers

SOURCE: Benet Z, et al. AAAAI 2023 Presentation.

Allakos

AK006 Inhibits IgE-Mediated Mast Cell Activation Similar to Remibrutinib IgE-Activated Human Tissue Mast Cells AK006 inhibits IgE-mediated mast cell activation Human Mast Cell Activation Assay n=3 human donors SOURCE: Korver W, et al. EAACI 2023 Presentation.

16

AK006 Protects Against Systemic Anaphylaxis in Humanized Mice

Humanized Mouse Model of Anaphylaxis


Systemic Anaphylaxis
Body Temp (°C)
1
0
-1
-2
-3
-4
-5
-10
0
10
20
30
40
50
60
Time After Challenge (Minutes)
PBS Control
ISO + anti-FcεRI
AK006 + anti-FcεRI
****
****
****
****
****

**** $p < 0.0001$, n=8-15 mice/group

Humanized Model of Anaphylactic Death


Anaphylactic Death
Percent Survival
100
80
60
40
20
0
0
10
20
30
40
50
60
Time After Challenge (min)
Isotype mAb (4/6)
AK006 (1/7)
*

* $p < 0.05$, n=6-7 mice/group

AK006 inhibits IgE-mediated mast cell activation in vivo

SOURCE: Schanin, J et al. Communications Biology 2022

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AK006 Resolves Gastric Inflammation in Oral Food Challenge Model

Model of OVA-Induced Allergic Enteritis


ISO or S6 mAb
Day 0
Day 14
28
30
32
34
36
Day 39
Egg White Chow
OVA Sensitization
(100 μg, subcutaneous)

Stomach Mast Cells


Stomach MCs
Counts
4000
3000
2000
1000
0
*
CD63 Expression
MFI on Stomach MCs
40000
30000
20000
10000
0
*
PBS
ISO + OVA
Siglec-6 mAb + OVA

Transcriptional Profiling of Stomach Mast Cells


Ccl1
Ccl3
Ccl4
Ccl7
Csf1
Hdc
Gzmb
Nfkbiz
Nfkbid
Nr4a3
Nr4a1
Hspa5
Atf3
Dnaja1
Furin
Cish
Egr3
Scin
Skil
Gimap5
Penk
Plaur
Hs3st1
Socs3
H2ac6
Tmem233
Npepps
Ppp1r12c
PBS
ISO + OVA
Siglec-6 mAb + OVA
-1.0 -0.5 0 0.5 1.0
z-score

* $p < 0.01$, n=6 mice/group

AK006 shows inhibitory and depleting effects in food challenge model

SOURCE: Benet Z, et al. EMBRN 2022 Presentation.

Allakos

AK006 in Phase 1 Clinical Study in Healthy Volunteers and Chronic Spontaneous Urticaria

19

AK006 Phase 1 Study Design

Trial Cohorts

Single Ascending Dose (SAD) and Multiple Ascending Dose (MAD) Cohorts in Healthy Volunteers

- Randomized, double-blind, placebo-controlled
- Intravenous AK006
  - SAD: 5, 20, 80, 240, 720 mg
  - MAD: 80, 240, 720 mg monthly
- Subcutaneous AK006
  - 150 and 720 mg

Planned CSU Cohort

- Randomized, double-blind, placebo-controlled
- Moderate-to-severe antihistamine refractory CSU
  - UAS7 score ≥16 and HSS7 score ≥8 at baseline
- Four doses of AK006 IV given monthly

Endpoints

SAD and MAD Cohort

- Safety and tolerability
- Pharmacokinetics
- Pharmacodynamics
- Target receptor engagement in skin biopsies
- SC Bioavailability

CSU Cohort

- Therapeutic activity assessed by changes in UAS7 at week 14
- Safety and tolerability

Allakos

Phase 1 IV SAD & MAD Baseline Demographics and Characteristics Characteristics Single Ascending Dose (IV) Multiple Ascending Dose (IV) Baseline Characteristics AK006 5mg AK006 20mg AK006 80mg AK006 240mg AK006 720mg Placebo AK006 80mg AK006 240mg AK006 720mg Placebo Subjects, n 12 6 6 6 6 12 6 6 6 6 Age (years), Median 26.0 23.5 26.5 26.5 29.5 26.5 24.0 33.0 27.0 27.0 Female (%) 16.7% 16.7% 16.7% 33.3% 50.0% 16.7% 16.7% 66.7% 16.7% 16.7% Weight (kg), Median 82.4 71.4 80.6 81.5 70.0 75.4 83.2 72.6 78.2 79.9 BMI (kg/m2), Median 27.3 25.3 27.1 27.7 26.2 25.0 26.6 26.3 24.6 26.4

AK006 was Well-Tolerated with a Favorable Safety Profile Single and multiple IV doses of AK006 up to 720 mg were well-tolerated with a favorable safety profile There were no serious adverse events (SAEs) There were no treatment emergent adverse events leading to discontinuation of AK006 There were no dose limiting toxicities The most common adverse events occurring in subjects on AK006 were headache and dysmenorrhea, all of which were mild-to-moderate in severity Safety follow up is ongoing

AK006 Shows Linear Exposure with a Half-life of 21 Days at 720mg Days Days Mean (±SD) Serum Concentration (µg/mL) AK006 720 mg AK006 240 mg AK006 80 mg AK006 achieved serum concentrations consistent with levels demonstrating inhibitory activity in preclinical experiments AK006 720 mg AK006 240 mg AK006 80 mg AK006 20 mg AK006 5 mg Single-dose concentration-time profile Multi-dose concentration-time profile

High Siglec-6 Occupancy is Observed at Low Doses Siglec-6 receptor occupancy on mast cell cells from skin biopsies was quantified in the Phase 1 study of AK006 Doses of AK006 ≥20mg showed mean Siglec-6 receptor occupancy >90% on skin mast cells at Day 29 The high occupancy levels on skin mast cells confirm that systemically administered AK006 has good distribution into the skin Route Dose Cohort (mg) n Baseline Day 8 Day 29 IV PBO 9 0 9 24 SAD IV 5 7 0 98 45 20 6 0 97 92 80 6 0 87 96 240 6 0 97 94 720 6 0 94 101 Siglec-6 Receptor Occupancy (mean, %) Each patient (n) received a biopsy at (1) baseline and (2) either Day 8 or Day 29.

AK006 for Chronic Spontaneous Urticaria

25

AK006 May Inhibit Disease Driving Pathways in Urticaria

Activated mast cells drive the pathogenesis of urticaria via release of inflammatory mediators resulting in pruritis, vasodilation, and increased vascular permeability

IgE activation of mast cells, from autoantibodies or allergens, has been identified as driving pathogenesis in a proportion of patients with chronic urticaria

IgE-independent mast cell activation, via MRGPRX2 and other mast cell receptors, is also believed to contribute to symptoms

Blocking both IgE activation and IgE-independent mast cell activation could result in improved patient outcomes in CSU

Urticaria


allergens
IgG-anti-IgE
IgG-anti-FcεR
pressure
heat/cold
...
pruritus
SP
ADG RE2
MRG PRX2
IgE
FcεRI
histamine
degranulation
histamine
TNF
↑ vasodilatation
↑ permeability
↑ adhesion molecules

SOURCE: Voss, M.; Int. J. Mol. Sci. 2021, 22, 4589. doi.org/10.3390/ijms22094589; Siiskonen H. Front Cell Neurosci. 2019;13:422. Published 2019 Sep 18. doi:10.3389/fncel.2019.00422

Allakos

26

Chronic Spontaneous Urticaria Opportunity

CSU affects up to 3 million adults in the U.S., with 2 million managed by a specialist (allergist or dermatologist)[1,2]

An estimated 800k adults with CSU are biologic-eligible, yet only approximately 10% of eligible patients are currently on a biologic[2,3]

Currently only Xolair is approved for the treatment of antihistamine CSU. Xolair® (omalizumab) global CSU sales were estimated to be $1.6 billion in 2021[4]

Approximately 800k adult CSU patients are eligible for a biologic in the U.S.



2 million
adult CSU pts managed by a specialist(2)
800k (40%)
moderate-to-severe and inadequately controlled with H1-AH(2)
80k
Treated with Xolair(3) (~10% of biologic-eligible patients)

1. Maurer M, et al. Allergy. 2011 Mar;66(3):317-30. 2. Allakos allergist and dermatologist market research survey (N=208), Nov 2021. 3. Decision Resources Chronic Urticaria Report, Nov 2020. 4. Novartis 2021 annual report and earnings call

Allakos

Chronic Spontaneous Urticaria Landscape Drug Name MOA UAS7 Response Opportunity Xolair® (omalizumab) Anti-IgE mAb Dose Group1 150 mg 300 mg Placebo Placebo >50% of patients continue to have symptoms Black box for anaphylaxis1 UAS7 -14.4 (-48%) -20.8 (-66%) -8.0 (-26%) -8.0 (-26%) UAS7=0 15% 36% 9% 9% Dupixent® (dupilumab) Anti IL-4/IL-13R mAb Dose Group2 300 mg 300 mg Placebo Placebo Q2W dosing No improvement in Xolair failures3 UAS7 -20.5 (-65%) -20.5 (-65%) -12.0 (-37%) -12.0 (-37%) Barzolvolimab Anti KIT mAb Dose Group4 75 mg Q4W 150 mg Q4W 300 mg Q8W Placebo c-Kit is expressed on hematopoietic stem cells, melanocytes, CNS and germ cells5 UAS7 -17 (-56%) -23 (-75%) -24 (-76%) -10 (-35%) UAS7=0 23% 51% 38% 6% Dose Group6 25 mg BID Placebo BTK is expressed on hematopoietic cells including B cells, myeloid cells, and platelets7 Remibrutinib BTK Inhibitor UAS7 -20 & -20 (-65% & -65%) -12 to -14 (-40% to -46%) Warnings and Precautions: hemorrhage, infections, cardiac arrhythmias & failure, hypertension, cytopenia, malignancies8 UAS7=0 28% to 31% 7% to 11% SOURCE: 1.) Xolair Label; UAS7 scores are calculated change from baseline and percentage change; 2.) Sanofi PR 7/29/21 3.) Sanofi PR 2/18/22 4.) Celldex Presentation 11/6/23 5.) N.F. Russkamp et al. Experimental Hematology 2021;95:31−45 6.) Saini S, et al. ACAAI 2023 Presentation 7.) Garg N et. al. J Clin Med 2022; 11(20):6039

Financial Overview & Key Milestones

Data Catalysts and Expected Milestones Q2 2024: Report SAD and MAD safety, pharmacokinetics (PK), and pharmacodynamic (PD) results from the Phase 1 IV AK006 trial in healthy volunteers, including data to confirm Siglec-6 receptor occupancy in skin biopsy samples. Q2 2024: Initiate the randomized, double-blind, placebo-controlled Phase 1 trial of IV AK006 in patients with chronic spontaneous urticaria (CSU). Q3 2024: Report subcutaneous (SC) AK006 safety, PK, and PD results from the Phase 1 trial in healthy volunteers, including data to confirm Siglec-6 receptor occupancy in skin biopsy samples. YE 2024: Report topline data from the Phase 1 trial of IV AK006 in patients with CSU.

Cash, Cash Equivalents and Investments in Marketable Securities as of December 31, 2023 $170.8 M – Estimated 2024 cash used in restructuring (lirentelimab closeout, severance and other costs) $30 M – Estimated 2024 cash used in ongoing business operations $55 to $60 M Estimated, Cash, Cash Equivalents and Investments in Marketable Securities at year end 2024 $81 to $86 M Common Shares Outstanding as of December 31, 2023 87.8 M Allakos expects that the restructuring activities will extend the cash runway into mid-2026 AK006 composition of matter to expire in 2042 without extensions Planning subcutaneous AK006 for Phase 2 studies Balance Sheet and IP Protection